Exhibit 99.12

Contract number: 20100901

Developing well drilling project and relative project contract

Party A: Beijing Junlun Runzhong Technology Limited Co.

Legal Representative: Tieliang Yu

Address: Wangjing East Futong Avenue, Chaoyang District, Beijing, China

Party B: Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd.

Legal Representative: Hongjun Wang

Address: Yueyang Road, Yadahong Industry Zone District, Ningjiang District, Songyuan, Jilin Province, China

Section 1.            In accordance with the Contract Law of the People’s Republic of China and based on the mutual agreement of the parties, the parties hereby agree as follows:

Section 2.            Project Summary

Section 2.1          Project Name: The entire process of developing well drilling.

Section2.2           Project Content:  Developing well drilling process.

Section 2.3          District Name: Hollow/Crater

Section 2.4          Planned well depth: 560 - 600 meters (Party A can adjust the depth based on actual circumstances.)

Section 2.5          The number of the drilling rigs of Party B: 2

Section 2.6          Number of wells: Estimate that each drilling rig will drill at least 50 wells, for a total of 100 wells for the two rigs.

Section 2.7          Total period of the project: September 21, 2010 to September 30, 2011.

Section 2.8          Party A Guarantee: If Party A cannot provide a workload of 50 wells per rig in 365 consecutive effective working days, then Party A will pay Party B * for round trip moving expenses. If the failure to perform is due to Party B, Part A is not responsible for such a fee.

Section 2.9          If during the project, drilling needs to be increased or the design of the well needs to be changed, Party B shall give Party A an estimate of the additional costs to be approved by Party A in a supplemental agreement, which supplemental agreement shall have the same legal effect as this agreement.

Section 2.10       Party A is responsible for the maintenance of the roads and drilling field, and for compensation of the herdsman, and for some materials, such as Surface casing, Casings, Centralizer, Rotary coupling, Fu Shoes.  Party A is also responsible for fees associated with the mughole, solidifying the wells, measuring the wells, and monitoring the wells. Party B is responsible for providing water for production and water for human consumption.

Section 2.11       Party B is responsible for moving and installation work between wells, and Party A shall provide Party B with a crane and Forklift at Party A’s cost.

Section 3.            Price and Payment Method

Section 3.1         Both parties agree that the drilling price per well is *; provided, however, that drilling into rock core doubles the cost of the drilling price. If other technologies are required, the Parties will enter into a supplemental agreement.

Section 3.2         When Party B desires to bill Party A, Party B shall submit an invoice and bill summary to Party A.

Section 3.3         Party B shall invoice Party A upon the completion of every 10 wells. Party A shall pay 60% of the invoice immediately and the remaining 40% upon the completion of the warranty period.

Section 4.            Rights and Obligations

Section 4.1          Rights and Obligations of Party A,

Section 4.1.1      Party A shall provide Party B with the geological design document and project design document one week before drilling activity begins.

Section 4.1.2      Party A shall assign monitors to the drilling site to represent Party A to supervise the operations of Party B to ensure compliance with geographical engineering and design, and industry standards. If Party B fails to comply with these standards, Party A’s representative has the right to halt operations and require Party B to make adjustments. Any economic loss associated with the foregoing shall be the responsibility of Party B.

Section 4.1.3      Party A has the right to revise or change the design according to geological conditions, and to inform Party B of such revision or change by written notice. Any additional fees associated with such revision or changes are the responsibility of Party A.

Section 4.1.4      Party A has the right to assign monitors to the well crew and the monitors have the right to manage and supervise Party B’s operations.

Section 4.2          Project Progress

Section 4.2.1      Party B shall deliver the casing record to the representative of Party A within 36 hours after the completion of drilling of a well. (Party A shall inform Party B in writing of the identity of its representative). Within 10 days after the completion of a well, Party B shall deliver to Party A’s representative, the drilling history, drilling project report, drilling fluid mud summary, and acoustic amplitude map/graphic, which Party A shall accept within 24 hours after receipt.

Section 4.2.2      Party A shall evaluate and accept the foregoing reports in accordance with national oil and gas industry standards.

Section 4.2.3      Within 72 hours after Party B completes the acoustic amplitude measurements, Party A shall cause its representatives to check and accept the well. After acceptance, Party A’s representative shall sign an acknowledgement.

Section 4.2.4      Fixed well Acoustic amplitude by Party B shall be determined by the acoustic amplitude line measured between 48 and 72 hours. Any special circumstances shall be negotiated.

Section 4.2.5      Party A has the right to check the equipment, facility and material used by Party B for quality and safety control.  Party A has the right to prohibit anything that doesn’t comply with industry standards.

Section 4.2.6      Party A has the right to determine to stop drilling, complete the drilling in advance or drill deeper based upon geological conditions.

Section 4.2.7      Party A shall provide well sites and roads that comply with the operational standards, and is responsible for coordinating and ensuring that Party B will be able to operate without problems.

Section 4.2.8      Party A shall pay Party B the project fees in accordance with this agreement and any remedies if Party A breaches this agreement.

Section 4.3          Rights and Obligations of Party B

Section 4.3.1      Party B shall perform strictly in accordance with the geological and construction design.

Section 4.3.2      Any accident caused by Party B shall be the responsibility of Party B.

Section 4.3.3      Party B shall provide convenient work and living conditions for the well monitors.

Section 4.3.4      Party B shall provide necessary working conditions for the supervisors designated by Party A during the operations process.

Section 4.3.5      Party B shall provide equipment and personnel for operations as required by Party A.

Section 4.3.6      Party B shall acknowledge the importance of the project progress and quality, and project material and update or report to Party A about the progress, drilling quality routinely.

Section 4.3.7      Prior to the start of drilling, Party B shall, as required by Party A, report to Party A the operation plan with respect to special circumstances (squeeze concrete, repair leaking and midway measurement etc.).  Party B shall provide an operation report to Party A timely.

Section 4.3.8      Party B shall strictly comply with Party A’s project requirements during the operation.  If any adjustment is needed, Party B shall obtain the prior consent of Party A; provided, howoever, in the event of special circumstances, Party B has the right to proceed and to notify Party A timely.

Section 4.3.9 Party B is responsible to protect the cleanliness of the well drilling field and should timely clean the operation site after the operation.  The mud cleaning shall be the responsibility of Party A.

Section 4.3.10 Party B shall enter the operation work zone by the suburb and farm road designated by Party A and commence operations within the designated area.

Section 4.3.11 Party B must strictly comply with all national land, environmental management laws and regulations. Any pollution occurring during the operation at the designated area shall be timely cleaned to comply with environmental requirements.  Party B is responsible for any pollution occurring to the designated area.

Section 4.3.12 Party B should inform Party A promptly the abnormal situation and negotiate a plan to solve the problem.  Failure to inform Party A, Party B should be obliged to any loss.

Section 4.3.13 If Party A provides the road or construction site which is not in accordance with the industry standards, Party B has the right to refuse to construct.

Section 4.3.14 Party B can prepare the mud material according to the actual situation and should comply with the Party A’s design requirement. Party B is entitled to the material cost.

Section 4.3.15 Party B will use two drilling machine. Both machines should be on site no later than September 25th 2010. Any delay would cost * per day.

Section 4.3.16 if Party B can’t construct because of the natural environment, it should apply to stop drilling and it can stop the drilling construction upon the approval of Party A.

Section 5 Project settlement and payment

Section 5.1 Party B should provide the single well project settlement file to Party A within 10 days after the acceptance of the construction.

Section 5.2 Party A should test and accept the construction quality within 5 days of receiving the settlement file from Party A and make the payment with 10 days upon the acceptance of the construction.

Section 5.3 If Party A cannot make the payment as planned, it should pay * of the project cost as the penalty fee.

Section 5.4 warranty period: 1 year.

Section 5.5 Any quality defect and accident, Party B should handle according to relative regulations and assume all the costs.

Section 6 Liabilities and indemnification

Section 6.1 This well is designed to be a vertical well, and designed depth is 560m – 600m. The inclined degree shouldn’t be larger than 2 degrees every 1000m. If it is Party B’s faulty that the inclined degree is larger than 2 degrees and the well can’t hit the target, then the well is deemed to be an accident well (within target center 6m). Party B should be responsible for all the cost and drilling a new well, free of charge.

Section 6.2 If it is Party A’s fault to delay the construction, Party A should Indemnify Party * for the loss of Party B during the waiting period. If the delay of the construction results in any underground accidents or abandoning the well, Party A should indemnify all the cost to Party B. If it is Party B’s fault to result in any underground accidents or abandoning the well, Party B should drill another well for Party A unconditionally, free of charge.

Section 6.3 During the construction of the well drilling, if the well is abandoned by Party B’s errors, Party B should be responsible for the loss.

Section 6.4 During the construction of the well drilling, the direct or indirect loss resulting from the death or injury of the workers, environment pollution, or well blowout should be on Party B.

Section 7 Safety and Environment protection

Section 7.1 During the construction, Party B must strictly comply with the environmental protection regulations, laws, rules promulgate by the government, try its best to prevent the pollution and damage to the air, rivers, lakes, earth and ecological environment, and make sure the safety and health of the workers. Party B should also put the reasonable efforts to clean the pollution resulting from the construction quickly and reduce the damage to the minimum.

Section 7.2 Party B should provide necessary assistance to the supervisors from the government and inform them the safety regulations and rules of the site.

Section 7.3 After complete the construction, Party B should level the ground according to the relative regulations. Party A should appoint relative staffs to check and accept the site. If the site doesn’t meet the requirement of the earth and environment protection, Party B will be required to improve. If Party B doesn’t improve the site or the improvement doesn’t meet the requirement, which result in the commercial loss for Party A, Party A has the right to deduct the loss from the unpaid project fee.

Section 8. The patent of the new technology

During performance of the contract, all patents of the new techniques, technologies, new methods, new inventions, and new findings belong to Party A.

Section 9. Confidentiality

Section 9.1 During performance of the contract, all the original material obtained by Party B and all the achievements obtained during the process of testing the well should be confidential; Without the written consent of Party A, Party B shouldn’t disclose any information during or after the construction in any forms. The content that shouldn’t be disclosed includes: design of the construction, data tape, achievement report, curve, graphic, legend or the interpretation of the relative achievement.

Section 9.2 Without the written consent of Party A, Party B shall not disclose any information to the press, news agencies, cite for academic purpose, or use any part of this agreement for commercial promotion purposes.

Section 9.3 Without the written consent of Party A, Party B shall not use the achievement material.

Section 9.4 Party A shall not disclose the new technologies and methods used by Party B during the construction without the written consent of Party B.

Section 9.5 The confidentiality of this agreement is binding after the termination of the agreement.

Section 10. Title-defect Warranty

In order to perform this contract, the relative facility, material, technologies, software and other intellectual property provided by one party can be used legally by another party and won’t result in violation of any patent right or business secrets. If the use of the relative facility, material, technologies, software and other intellectual property violates the right of a third party, the party that provided them should be responsible for negotiating with the third party and assume all the legal and commercial liability. If the violation results in the loss of the contract counterparts, perpetrators should indemnify the loss of the Infringed party.

Section 11. External relationships

If Party B construct simultaneously with another team, Party A should be responsible for coordinating with both teams. Party B should be responsible for its own external relationships.

Section 12. Force majeure

Section 12.1 If serious fire, flood, hurricane, earthquake or other disasters happened, which prevent the both parties from performing the contract, the contract should be postponed the days of the disasters.

Section 12.2 If Party B can’t construct because of Force Majeure, Party B should take active steps to effectively tackle the problems to reduce the loss. In addition, Party B should inform Party the loss of the Force Majeure promptly and provide the written certificate of the check within * after the termination of the Force Majeure.

Section 12.3 If the contract can’t be performed within the period mentioned in this contract or can’t be performed at all, both parties should be responsible for the loss jointly.

Section 12.4 If Party B leaves off the construction because of the Force Majeure, Party A doesn’t need to pay for the expense incurred by Party B during this period, and the construction period postpone accordingly.

Section 13. Except for the drilling project, all other projects referred in this agreement should subject to the supplemental contract of this agreement

Section 14. Breach of contract

Section 14.1 If the involved party doesn’t perform the contract or wrongly perform the contract, it should take remedies measures or indemnify the loss.

Section 14.2 If Party A decides to abandon the well position after Party B has done the preparation work, Party A shall pay for the cost incurred by Party for the preparation.

Section 15. Dispute resolution

Section 15.1 If dispute incurs during the performance of this contract, both parties shall resolve the dispute by negotiation.

Section 15.2 Upon the failure of the negotiation, both parties can apply for arbitration from the arbitration association where the contract was signed.

Section 15.3 The contract was signed at Beijing

This agreement has four duplicates, two duplicates for each party and is effective upon execution.

Signature Page

Party A: Beijing Junlun Runzhong Technology Limited Company (Seal)

Account: *

Bank Name: Industrial and Commercial Bank of China (ICBC) Nanhu Zhongyuan Branch

Representative Signature:

September 21, 2010

Party B: Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd. (Seal)

Account: *

Bank Name: China Construction Bank Songyuan Oil Field

Representative Signature:

September 21, 2010